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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549




                                       FORM 8-K


                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) - October 18, 1999

                             JCP MASTER CREDIT CARD TRUST
                             (Issuer of the Certificates)

                                JCP RECEIVABLES, INC.
                (Exact name of registrant as specified in its charter)






            Delaware                       0-17270                    75-2231415
     (State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)                    File No.)        Identification No.)


     6501 Legacy Drive, MS 1318
     Plano, Texas                                                  75024
     (Address of principal                                        (Zip code)
     executive offices)

     Registrant's telephone number, including area code:     (972) 431-2082

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     Item 5.     Other Events.
     ______      ____________

          On October 18, 1999, J. C. Penney Company, Inc. ("JCPenney") issued a press release announcing that it had entered into an agreement with General Electric Capital Corporation ("GE Capital") pursuant to which JCPenney would sell to GE Capital substantially all of the assets relating to JCPenney's consumer and commercial private label credit card business. Pursuant to this agreement, JCP Receivables, Inc. ("JCPR") will sell to an affiliate of GE Capital, all of its right, title, and interest in the JCP Master Credit Card Trust ("Master Trust"). The closing of the transaction is subject to regulatory approval. The press release describing the transaction is incorporated by reference herein to
     Exhibit 99.1 hereto.


     Item 7.     Financial Statements and Exhibits.
     ______      _________________________________

          (c)    Exhibits.

                 99.1 J. C. Penney Company, Inc. press release dated October 18, 1999

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                                      SIGNATURES
                                      __________

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JCP RECEIVABLES, INC.

                                        /s/ Catherine A. Walther
                                        _______________________________
                                        Catherine A. Walther
                                        President

     Date: November 1, 1999

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                                    EXHIBIT INDEX

     Exhibit
     Number          Description
     ______          ___________

     99.1 J. C. Penney Company, Inc. press release dated October 18, 1999.